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                             OFFICER'S CERTIFICATE

                                 MARCH 30, 2000

                            -------------------------



    The undersigned, Moshe Zelnik, hereby certifies as follows:

         (a) I am the duly elected, qualified, acting and incumbent Vice President of Finance, Chief Financial Officer and Secretary of DSP Group, Inc., (the "Company").

         (b) Attached hereto is an English translation of an Appendix Agreement to a Lease Contract, dated as of May 5, 1999, by and between Bayside Land Corporation Ltd. and DSP Group, Ltd., a wholly owned subsidiary of the Company.

         (c) To my knowledge, such translation is a fair and accurate translation as required under Rule 306 of Regulation S-T promulgated by the Securities and Exchange Commission.

         IN WITNESS WHEREOF, the undersigned has duly executed this Certificate on behalf of the Company as of the date first written above.

                                  DSP GROUP, INC.



                                  /s/ MOSHE ZELNIK
                                  -------------------------------------
                                  Moshe Zelnik, Vice President of Finance,
                                         Chief Financial Officer and Secretary


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                               APPENDIX AGREEMENT

                  DRAWN UP AND SIGNED IN HAIFA ON MAY 5TH 1999

                                    BETWEEN

                           BAYSIDE LAND CORPORATION LTD.
                           of 24 Ha'prasim St. Haifa
                           (hereinafter: "The Lessor")

                                      AND

                           DSP GROUP LTD.
                           Company No. 51-135472-2
                           of 5 Shenkar St. Herzelia Pituach
                           (hereinafter: "The Lessee")

WHEREAS A Lease Contract was drawn up and signed between the parties on November 28th 1996, in accordance with which the Lessor leased to the Lessee an area of 1,688 sq. meters on the 1st floor of Building No. 1 at the Bayside (Gav - Yam) Center, according to its definition in the Lease Contract (hereinafter: "The First Contract");

AND WHEREAS      A Lease Contract was drawn up and signed between the parties on September 13th 1998, in accordance with which the Lessor leased to the Lessee an additional area of 590 sq. meters on the 1st floor of Building No. 2 at the Bayside Center
                 (hereinafter: "The Building"), according to its definition in the Lease Contract (hereinafter: "The Second Contract");

AND WHEREAS      The Lessee requested from the Lessor to lease an additional part of the Building, in an inclusive area of 355 sq.
                 meters, in addition to the other leased, located in its possession, as per the First Contract and the Second
                 Contract (hereinafter: "The Additional Area");

AND WHEREAS      The Lessor declares that it agrees to lease to the Lessee a part of the Building, in accordance with that stated in this Contract;

THEREFORE, IT HAS BEEN AGREED AND STIPULATED BETWEEN THE PARTIES, AS FOLLOWS:

1. The preamble to this Agreement shall constitute an integral part thereof.



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2.    According to the agreements, reached by the parties, the Sections of the Second Contract shall be amended and adjusted as follows:

3. In the fourth "Whereas" of the Agreement, the area of approx. 590 sq. meters shall be changed to an area of 945 sq. meters.

4. Appendix B of the Second Contract (plans of the leased) shall be replaced with the plan, attached to this Appendix Agreement, which also include the Additional Area.

5. The definition of the "leased" in Section 3.1 of the Second Contract shall be amended and its definition shall read as follows:
      "The leased: a part of the Building in an area of approx. 945 sq. meters, located on the 1st floor of the Building, including the equipment and the attachments installed therein, all as marked in yellow in Appendix B.

      In order to remove any doubt, the area of the leased, as specified above, also include a relative part of the entrance lobby, shared by all the office floors in the Building and also floor's public areas."

6.    a.       Notwithstanding that stated in Section 4.2 of the Second
               Contract, the leased period with respect to the Additional
               Area shall commence on September 1st 1999 and it shall end upon the date of completion of the lease period, as stated in
               Section 4.1.1 of the Second Contract, i.e. on November 31st
               2003.

      b. All the other provisions in Section 4 of the Second Contract, in reference to the delivery day and/or the delivery date shall apply to the Additional Area, in a manner which is adjusted to the date, stated in Section 6.a above, which would also be viewed as the delivery date or the delivery day of the Additional Area.

      c. Notwithstanding that stated above, it is agreed between the parties that the actual delivery of the Additional Area to the Lessee shall be carried out in accordance with Section 5 of the Second Contract, after the completion of four months from the date of the filing by the Lessee of


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               agreed upon architectural plans, with respect to the
               Additional Area, to the Lessor.

      d. In order to remove any doubt, it is hereby agreed that the agreed upon architectural plans, stated in Section 6.c above, must receive the approval of the safety consultant of the project.

7. As from September 1st 1999, in Section 8 of the Second Contract, the heading of which is "The Lease Moneys", the amounts in the following Sections shall be amended as follows:

      In Section 8.1.1, the lease moneys of the offices, in the amount of NIS 31,388 ($8,260), shall be replaced with the amount of NIS 50,274 ($13,230).

8. The guarantee of DSP Group Inc., the parent company of the Lessee, shall also apply to the charges emerging from the provisions of this Appendix Agreement and the provisions of the Second Contract, which would also apply to the Additional Area.

9. In order to remove any doubt, it is hereby agreed and declared that the Lessee shall pay with respect to the Additional Area all the payments and charges imposed on it in accordance with the Second Contract, as from the delivery day and not later than September 1st 1999, even if the leased is not actually delivered to the Lessee by that day.

10. Notwithstanding that stated in Sections 8 and 9 above, it is hereby agreed that the Lessee shall pay to the Lessor the balance between the lease moneys, according to Section 8 of the Second Contract, and the lease moneys, according to Section 7 above, over a three month period, i.e. an amount of NIS 56,658 ($14,910) upon the date of signature of this Appendix Agreement.

      It is hereby clarified and agreed that the aforementioned amount shall be paid together with the addition of linkage differences in comparison with the basic index, as stated in Section 8 of the Second Contract.

11. The amount of the bank guarantee, as stated in Section 17.1 of the Second Contract shall be adjusted to the amount of the basic lease moneys, as it was


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      amended by means of Section 7 of this Appendix Agreement, that being for the three months and together with the addition of VAT.

12. The technical specification of the Second Contract shall be amended accordingly and as required by the Additional Area.

13. In Appendices G and H and in the second "Whereas", instead of "590 sq. meters" it shall read "945 sq. meters".



               IN WITNESS THEREOF, THE PARTIES HAVE SIGNED:



(signature)                           (signature)
[Stamp of DSP]                        [Stamp of Bayside Land Corporation Ltd.]

------------------------              ----------------------------------------
The Lessor                            The Lessee